UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SURFACE ONCOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2023

SURFACE ONCOLOGY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38459	46-5543980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hampshire Street, 8th Floor Cambridge, MA		02139
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (617) 714-4096

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.0001	SURF	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	Other Events.

As previously disclosed on June 15, 2023, Surface Oncology, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Coherus BioSciences, Inc., a Delaware corporation (“Parent”), Crimson Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub I”), and Crimson Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”). On July 26, 2023, each of the Company and Parent filed the definitive version of the proxy statement with the United States Securities and Exchange Commission (the “SEC”) in connection with the Mergers (the “Proxy Statement”).

Minimum Net Cash Requirement

Pursuant to the Merger Agreement, and subject to the terms and conditions set forth therein, Merger Sub I will merge with and into the Company (the “First Merger”), with the Company surviving such First Merger as a wholly owned subsidiary of Parent, and, as part of the same overall transaction, promptly after the First Merger, the surviving corporation of the First Merger will merge with and into Merger Sub II (the “Second Merger” and together with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger (the “Surviving Entity”).

Under the terms of the Merger Agreement, the consummation of the Mergers is subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among other closing conditions, that the Company Net Cash (as defined in the Merger Agreement), calculated as of the applicable dates of determination under the Merger Agreement (the “Company Net Cash Determination Dates”), shall be no less than $19,600,000 (or such lower amount as may be consented to in writing by Parent prior to the closing of the First Merger) (the “Minimum Net Cash Condition”). In accordance with the terms of the Merger Agreement, the Company delivered to Parent a schedule (the “Net Cash Schedule”) setting forth the Company’s good faith estimated calculation of the Company Net Cash as of the applicable Company Net Cash Determination Dates (the “Net Cash Calculation”). On August 24, 2023, Parent notified the Company in writing that it has no objections to the Net Cash Calculation as set forth in the Net Cash Schedule and such Net Cash Calculation is thus deemed to have been determined for purposes of the Merger Agreement and to represent the Company Net Cash as of the applicable Company Net Cash Determination Dates. Accordingly, the Minimum Net Cash Condition is deemed to have been satisfied as of the closing of the Mergers.

The consummation of the Mergers remains subject to the satisfaction (or written waiver by each of the Company, Parent and the Merger Subs if permissible by law) of other closing conditions, including, but not limited to, the approval of the adoption of the Merger Agreement by holders of at least a majority of the Company’s outstanding common stock. The parties expect that the Mergers will be consummated in September 2023.

Litigation Matters

Since the filing of the Proxy Statement, three complaints have been filed by purported stockholders of the Company as individual actions against the Company and the members of its Board of Directors. Two complaints have been filed in the United States District Court for the Southern District of New York, captioned Guentter v. Surface Oncology, Inc. et al., Case No. 1:23-cv-06687 (filed July 31, 2023) and Finger v. Surface Oncology, Inc. et al., Case No. 1:23-cv-7180 (filed August 14, 2023), respectively, and one complaint has been filed in the United States District Court for the District of Delaware, captioned Lang v. Surface Oncology, Inc. et al., Case No. 1:23-cv-897 (filed August 15, 2023). The foregoing complaints are referred to as the “Filed Merger Actions.”

Furthermore, on August 3, 2023, and August 23, 2023, two purported stockholders of the Company sent draft complaints asserting claims against the Company and the members of its Board of Directors. The foregoing draft complaints are referred to as the “Draft Merger Actions” and the Filed Merger Actions and Draft Merger Actions are referred to collectively as the “Merger Actions.”

The Merger Actions allege that the Proxy Statement misrepresents and/or omits certain purportedly material information. The Merger Actions assert claims for violations of Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated thereunder against the Company and its Board of Directors, and violations of Section 20(a) of the Exchange Act against the Company’s Board of Directors.

Additionally, on July 24, 2023, July 25, 2023, August 3, 2023, August 17, 2023, and August 18, 2023, six purported stockholders of the Company sent demand letters alleging similar insufficiencies in the disclosures in the Proxy Statement in violation of Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder, and Section 20(a) of the Exchange Act (such letters, the “Demands” and collectively with the Merger Actions, the “Litigation Matters”).

The purported stockholders in the Litigation Matters seek various remedies including, among other things, an order enjoining the consummation of the Mergers, requiring the defendants to file an amended Proxy Statement, rescinding the Mergers in the event they are consummated or granting rescissory damages, and awarding costs of the action, including plaintiff’s attorneys’ fees and experts’ fees, and other relief the court may deem just and proper.

The Company and Parent believe that the claims asserted in the Litigation Matters are without merit. The Company and Parent deny that any further disclosure beyond that already contained in the Proxy Statement is required under applicable law to supplement the Proxy Statement, as claimed in the Litigation Matters. Nonetheless, to moot these purported stockholders’ unmeritorious claims, avoid the risk that litigation may delay or otherwise adversely affect the consummation of the Mergers and to minimize the expense of defending against the Litigation Matters, the Company and Parent are making the following supplemental disclosures to the Proxy Statement. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein. To the contrary, the Company and Parent specifically deny all allegations in the Litigation Matters that any additional disclosure was or is required.

Supplemental Disclosures

This supplemental information to the Proxy Statement should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references in the information below are to pages in the Proxy Statement, and all terms used but not defined below shall have the meanings set forth in the Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Proxy Statement. New text within the amended and supplemented language from the Proxy Statement is indicated in bold and underlined text (e.g., bold, underlined text), and deleted text within the amended and supplemented language from the Proxy Statement is indicated in bold and strikethrough text (e.g., ~~bold, strikethrough text~~).

The disclosure in the section entitled “Background of the Mergers,” beginning on page 62 of the Proxy Statement, is hereby amended and supplemented as follows:

The following text is added after the first sentence of the second full paragraph on page 64 of the Proxy Statement:

As directed by the Surface board of directors, Surface management conducted the strategic review of potential Group A and Group B companies, and had preliminary discussions with certain of these companies to ascertain interest in a potential transaction with Surface. As part of this strategic review, 23 Group A companies (including Coherus as described below) and nine Group B companies (including Company A (as defined below)) executed a mutual confidentiality agreement with Surface, which did not contain standstill obligations.

The following text is added to the third full paragraph on page 66 of the Proxy Statement:

During February and March 2023, members of Surface management, as authorized by the Surface board of directors, had preliminary discussions with another publicly traded oncology company (“Company A”) regarding a potential business combination transaction. Company A was already subject to an existing mutual confidentiality agreement with Surface executed in 2022 that did not contain a standstill provision.

The disclosure in the last paragraph on page 66 of the Proxy Statement which ends on page 67 of the Proxy Statement is amended as follows:

During the period beginning on March 1, 2023 and continuing until April 14, 2023, as authorized by the Surface board of directors, representatives of Wedbush and Surface management contacted a broad selection of 217 private and public companies in the life sciences industry. Included in these 217 companies, representatives of Wedbush contacted Company A, Coherus and two other Group B companies (“Company B” and “Company C”) ~~and~~. Surface management also contacted certain Group A companies it had previously contacted in 2022 to ascertain interest in a strategic transaction or acquisition at that time, of which there was none.

The disclosure in the first sentence of the first full paragraph on page 67 of the Proxy Statement is amended as follows:

Of the 217 companies: (i) 183 declined interest for a variety of reasons or did not respond to the outreach; (ii) 31 of these companies had management calls or meetings with Surface between March 14 and April 21, 2023; (iii) 27 companies submitted a non-binding indication of interest; (iv) seven companies expressed interest but did not submit a non-binding indication of interest; and (v) 41 executed a mutual confidentiality agreement with Surface. All of these mutual confidentiality agreements included customary standstill obligations (including a “don’t ask / don’t waive” provision) that automatically terminated upon Surface’s announcement of the execution of a definitive agreement with a third party to effect a change of control of Surface, except that (1) two mutual confidentiality agreements ~~that~~ did not include a “don’t ask / don’t waive” provision, (2) the mutual confidentiality agreement with Company E (as defined below) provided that Company E can submit a confidential proposal to Surface at any time and (3) the mutual confidentiality agreement with Company A executed in 2022 ~~that~~ did not contain a standstill provision as described above.

The following text is added after the second sentence of the third full paragraph on page 67 of the Proxy Statement:

Carsten Brunn (Chair) and David Grayzel, non-management independent directors, and J. Jeffery Goater, a non-management director, have significant strategic transaction experience and were appointed to the Transaction Committee. The Transaction Committee was authorized to explore strategic alternatives to enhance value to Surface’s common stockholders and granted the powers to (a) consider and evaluate all proposals that might be received by Surface in connection with a possible sale or other business transaction or series of transactions involving all or substantially all of Surface’s equity or assets on a consolidated basis, through any form of transaction, including, without limitation, merger, stock purchase, asset purchase, recapitalization, reorganization, going-private transaction, “reverse merger,” consolidation, amalgamation, spin-out of assets, licensing, collaboration of all or certain assets, dividends or distribution of assets or rights to assets or future payments, debt or equity financing, or other transaction (any of the foregoing, a “Transaction”), (b) participate in and direct the negotiation of the material terms and conditions of any such Transaction, (c) consider any alternatives to any such Transaction, including without limitation, Surface continuing to operate as an independent company, (d) recommend to the Surface board of directors the advisability of entering into a definitive agreement (and any ancillary agreements relating thereto) with respect to any such Transaction, or the advisability of pursuing any other alternative, in each case subject to applicable law, and (e) perform any other activities or responsibilities incidental to the foregoing, including keeping the Surface board of directors apprised of the status of any potential Transaction.

The following text is added after the second sentence of the fifth full paragraph on page 74 of the Proxy Statement:

Representatives of Goodwin provided an update on the negotiation of the Merger Agreement and the CVR Agreement. Wedbush was advised that, given the risks and uncertainties of drug development, there may not be any payments at all or during the period required by the CVR Agreement for the holders of Surface common stock to receive the payments due pursuant to the CVR and to accordingly ascribe no value to the CVRs.

The following text is added after the first sentence of the first full paragraph on page 76 of the Proxy Statement:

Also at the meeting, representatives of Wedbush reviewed Wedbush’s preliminary financial analyses of Surface, Coherus, and certain financial terms of the Merger Agreement. Wedbush did not consider any financial projections or analyses other than the Liquidation Analysis due to Surface’s lack of anticipated revenue for the foreseeable future, and Surface management did not furnish Wedbush with any such materials.

The disclosure in the section entitled “Opinion of Surface’s Financial Advisor,” beginning on page 84 of the Proxy Statement, is hereby amended and supplemented as follows:

The following text is deleted from the second sentence of the last paragraph on page 86 of the Proxy Statement:

Surface has also agreed to pay Wedbush a success fee in an amount equal to ~~1% of the transaction value, subject to a minimum fee of~~ $1,500,000, for its services as Surface’s exclusive strategic financial advisor, which fee is contingent upon consummation of the Mergers.

The disclosure under the subheading “Summary of Analyses” is hereby amended and supplemented by adding the following text after the first sentence of the first full paragraph after the first bullet point list on page 87 of the Proxy Statement:

Representatives of Wedbush and members of Surface’s management determined that a discounted cash flow analysis was not an appropriate indicator to measure the value of Surface because Surface did not anticipate any significant revenue for the foreseeable future. Surface management therefore did not furnish Wedbush with any financial projections or analyses for use in preparing its fairness opinion.

The disclosure under the subheading “Summary of Analyses” is hereby amended and supplemented by adding the following text to the third full paragraph after the first bullet point list on page 87 of the Proxy Statement:

At Surface’s instruction, Wedbush did not value the CVRs and assumed for purposes of its analysis that the CVRs had no value due to the risk that there may not be any payments at all or during the period required by the CVR Agreement for the holders of Surface common stock to receive the payments due pursuant to the CVR.

The following text is added after the last sentence of the fifth full paragraph on page 150 of the Proxy Statement:

Surface and Coherus have discussed the potential for certain Surface executives to provide assistance to Coherus post-closing pursuant to consulting agreements. All such discussions occurred only after the execution and announcement of the Merger Agreement.

Forward Looking Statements

The statements in this Current Report include express or implied forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, about the proposed transaction between Parent and the Company and the operations of the combined company that involve risks and uncertainties relating to future events and the future performance of the Company and Parent. Actual events or results may differ materially from these forward-looking statements. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “future,” “opportunity,” “will likely result,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding: the proposed transaction and related matters, including, but not limited to, satisfaction of closing conditions to the proposed transaction, prospective performance and opportunities with respect to the Company, Parent or the combined company, post-closing operations and the outlook for the companies’ businesses; prospective developments or results in the pipelines of Parent, the Company or the combined company and expansion of Parent’s I-O franchise; the prospects for approval of toripalimab; the Company’s, Parent’s or the combined company’s targets, plans, objectives or goals for future operations, including those related to the Company’s and Parent’s product candidates, research and development, product candidate introductions and product candidate approvals as well as cooperation in relation thereto; projections of or targets for revenues, costs, and other financial measures; future economic performance and the assumptions underlying or relating to such statements. These statements are based on the

Company’s and Parent’s current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific. A number of important factors, including those described in this communication, could cause actual results to differ materially from those contemplated in any forward-looking statements. Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, without limitation: uncertainties as to the timing for completion of the proposed transaction; uncertainties as to the Company’s ability to obtain the approval of the Company’s stockholders required to consummate the proposed transaction; the occurrence of events that may give rise to a right of one or both of the Company and Parent to terminate the Merger Agreement; the possibility that various closing conditions for the proposed transaction may not be satisfied or waived on a timely basis or at all, including the possibility that a governmental entity or regulatory authority may prohibit, delay, or refuse to grant approval, if required, for the consummation of the proposed transaction (or only grant approval subject to adverse conditions or limitations); the difficulty of predicting the timing or outcome of consents or regulatory approvals or actions, if any; the possibility that the proposed transaction may not be completed in the time frame expected by the Company and Parent, or at all; the risk that the Company and Parent may not realize the anticipated benefits of the proposed transaction in the time frame expected, or at all; the effects of the proposed transaction on relationships with the Company’s or Parent’s employees, business or collaboration partners or governmental entities; the ability to retain and hire key personnel; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; significant or unexpected costs, charges or expenses resulting from the proposed transaction; the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business after the consummation of the proposed transaction; potential negative effects related to this announcement or the consummation of the proposed transaction on the market price of the Company’s or Parent’s common stock and/or the Company’s or Parent’s operating or financial results; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the risks that holders of the contingent value rights (“CVRs”) will not receive payments in respect of the CVRs; uncertainties as to the long-term value of Parent’s common stock, including the dilution caused by Parent’s issuance of additional shares of common stock in connection with the proposed transaction; unknown liabilities related to the Company or Parent; the nature, cost and outcome of any litigation and other legal proceedings involving the Company, Parent or their respective directors, including any legal proceedings related to the proposed transaction; risks related to global as well as local political and economic conditions, including interest rate and currency exchange rate fluctuations; potential delays or failures related to research and/or development of the Company’s or Parent’s programs or product candidates; risks related to any loss of the Company’s or Parent’s patents or other intellectual property rights; any interruptions of the supply chain for raw materials or manufacturing for the Company’s or Parent’s product candidates, the nature, timing, cost and possible success and therapeutic applications of product candidates being developed by the Company, Parent and/or their respective collaborators or licensees; the extent to which the results from the research and development programs conducted by the Company, Parent, and/or their respective collaborators or licensees may be replicated in other studies and/or lead to advancement of product candidates to clinical trials, therapeutic applications, or regulatory approval; uncertainty of the utilization, market acceptance, and commercial success of the Company’s or Parent’s product candidates, and the impact of studies (whether conducted by the Company, Parent or others and whether mandated or voluntary) on any of the foregoing; unexpected breaches or terminations with respect to the Company’s or Parent’s material contracts or arrangements; risks related to competition for the Company’s or Parent’s product candidates; the Company’s or Parent’s ability to successfully develop or commercialize the Company’s or Parent’s product candidates; the Company’s, Parent’s, and their collaborators’ abilities to continue to conduct current and future developmental, preclinical and clinical programs; potential exposure to legal proceedings and investigations; risks related to changes in governmental laws and related interpretation thereof, including on reimbursement, intellectual property protection and regulatory controls on testing, approval, manufacturing, development or commercialization of any of the Company’s or Parent’s product candidates; unexpected increases in costs and expenses with respect to the potential transaction or the Company’s or Parent’s business or operations; and risks and uncertainties related to epidemics, pandemics or other public health crises and their impact on the Company’s and Parent’s respective businesses, operations, supply chain, patient enrollment and retention, preclinical and clinical trials, strategy, goals and anticipated milestones. While the foregoing list of factors presented here is considered representative, no list should be considered to be a complete statement of all potential risks and uncertainties. There can be no assurance that the Mergers or any other transaction described above will in fact be consummated in the manner described or at all. A more complete description of these and other material risks can be found in the Company’s and Parent’s respective filings with the SEC, including each of their Annual Reports on Form 10-K for the year ended December 31, 2022, subsequent Quarterly Reports on Form 10-Q and other documents that may be filed from time to time with the SEC, as well as the Registration Statement on Form S-4, as amended, which includes the proxy statement of the Company that also constitutes the prospectus of Parent, which proxy statement/prospectus was mailed to the Company’s stockholders on or about July 26, 2023. The Company and Parent also plan to file other relevant documents with the SEC regarding the proposed transaction. Any forward-looking statements speak only as of the date of this communication and are made based on the current beliefs and judgments of the Company’s and Parent’s management, and the reader is cautioned not to rely on any forward-looking statements made by the Company or Parent. Unless required by law, neither the Company nor Parent is under any duty and undertakes no obligation to update or revise any forward-looking statement after the distribution of this document, including without limitation any financial projection or guidance, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to subscribe for, buy or sell or the solicitation of an offer to subscribe for, buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of, or offer to sell or buy, securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is for informational purposes only. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction, Parent and the Company filed a Registration Statement on Form S-4 with the SEC on July 7, 2023 (the “Initial Registration Statement”), as amended by Amendment No. 1 to the Initial Registration Statement filed on July 24, 2023 (together with the Initial Registration Statement, the “Registration Statement”). The Registration Statement was declared effective by the SEC on July 26, 2023. The Registration Statement includes a document that serves as a prospectus of Parent and a proxy statement/prospectus of the Company, and each party may also file other documents regarding the proposed transaction with the SEC.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, RELATED MATTERS AND THE PARTIES TO THE PROPOSED TRANSACTION.

You may obtain a free copy of the Registration Statement, proxy statement/prospectus and other relevant documents (if and when they become available) that are or will be filed with the SEC for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://www.investors.surfaceoncology.com/financial-information/sec-filings or by contacting the Company’s Investor Relations Department at IR@surfaceoncology.com. Copies of the documents filed with the SEC by Parent will be available free of charge on Parent’s website at https://investors.coherus.com/financial-information/sec-filings or by contacting Parent’s Investor Relations Department at IR@coherus.com.

Participants in the Solicitation

Parent, the Company and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Parent, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Parent’s proxy statement for its 2023 Annual General Meeting, which was filed with the SEC on April 17, 2023, the Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 6, 2023, subsequent Quarterly Reports on Form 10-Q and other documents that may be filed from time to time with the SEC. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 9, 2023 and amended on May 1, 2023, subsequent Quarterly Reports on Form 10-Q and other documents that may be filed from time to time with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus included in the Registration Statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Security holders, potential investors and other readers should read the proxy statement/prospectus, included in the Registration Statement carefully before making any voting or investment decision. You may obtain free copies of these documents from the Company or Parent using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2023	SURFACE ONCOLOGY, INC.

	By:	/s/ Jessica Fees
	Name:	Jessica Fees
	Title:	Chief Financial Officer